UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   December 20, 2005


                       ADVANCED BATTERY TECHNOLOGIES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-13337              22-2497491
   -----------------------------------------------------------------------
   (State of Incorporation)    (Commission File       (IRS Employer
                                Number)                Identification No.)


             136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
             ---------------------------------------------------
                  (Address of Principal Executive Offices)

                               (718) 359-6866
                        -----------------------------
                        Registrant's Telephone Number



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Director; Election of Director

     On December 20, 2005 Yang Yongguo submitted his resignation from his position as a member of the Board of Directors of Advanced Battery Technologies, Inc.

     On December 23, 2005, the Board of Directors elected Liqui Bai to serve as a member of the Board of Directors. Ms. Bai is the Vice President of the Administrative Department of Advanced Battery's subsidiary, Heilongjiang ZhongQiang Power-Tech Co., Ltd. She has served in that position since August 2003. During the three years prior to joining Heilongjiang ZhongQiang Power-Tech Co., Ltd., Ms. Bai was Manager of the Administrative Department of Heilongjiang Weiyou Chemicals Corp., Ltd. Ms. Bai has an employment agreement with Heilongjiang ZhongQiang Power-Tech Co., Ltd. that terminates on August 13, 2008.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: January 5, 2006            By: /s/ Zhiguo Fu
                                  ------------------------
                                  Zhiguo Fu
                                  Chief Executive Officer